Impairment of Long-Lived Assets	9 Months Ended
Nov. 26, 2022
Goodwill and Intangible Assets Disclosure [Abstract]
Impairment of Long-Lived Assets
7)	IMPAIRMENT OF LONG-LIVED ASSETS
The Company reviews long-lived assets for impairment when events or changes in circumstances indicate the carrying value of these assets may exceed their current fair values. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to the estimated undiscounted future cash flows expected to be generated by the asset. If the carrying amount of an asset exceeds its estimated future cash flows, an impairment charge is recognized for the amount by which the carrying amount of the asset exceeds the fair value of the asset. For the three and nine months ended November 26, 2022, the Company recorded $100.7 million and $180.0 million, respectively, of non-cash
pre-tax
impairment charges in impairments in its consolidated statement of operations for certain store-level assets, including leasehold improvements and operating lease assets. For the three and nine months ended November 27, 2021, the Company recorded $1.6 million and $15.6 million, respectively, of non-cash
pre-tax
impairment charges in impairments in its consolidated statement of operations for certain store-level assets, including leasehold improvements and operating lease assets. Future events or market conditions may further reduce the estimated fair value of these long-lived assets and as a result, the Company may need to adjust the carrying value of these long-lived assets in the period in which the reduction in the estimated fair value occurs and record further impairment charges.